SIERRA TACTICAL MUNICIPAL FUND

Class A Shares	STMKX
Class C Shares	STMHX
Special Shares	STMYX
Investor Class	STMNX
Instl Class	STMEX

(a series of Northern Lights Fund Trust)

Supplement dated July 6, 2023 to the Prospectus and

Statement of Additional Information dated January 30, 2023

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective July 7, 2023, the Special Shares of the Sierra Tactical Municipal Fund (the “Fund”) will be closed. Accordingly, the Fund will no longer accept purchase orders from any investor for Special Shares.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 30, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.